UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 7, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT	59116
(Address of principal executive offices)	(Zip Code)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                       Other Events.

On July 7, 2014, First Interstate BancSystem, Inc.  (the “Company”),  parent company of First Interstate Bank, and Mountain West Financial Corp. (“Mountain West”), parent company of Mountain West Bank, National Association (“Mountain West Bank”),  announced that the Federal Reserve has approved the application by the Company and Mountain West to complete the acquisition by merger of Mountain West by the Company, subject to a 15-day waiting period as required by the U.S. Department of Justice.  The press release is attached as Exhibit 99.1 to this current report on Form 8-K.

In order to coordinate an orderly completion of the merger transaction following the expiration of the waiting period, the Company and Mountain West have agreed upon a closing date for the merger of July 31, 2014, after the close of business. Subject to receipt of further regulatory approvals, the Company is targeting and expects the subsequent merger of Mountain West Bank into First Interstate Bank will occur on October 18, 2014.

The press release also includes notice to Mountain West stockholders that the election deadline to submit timely election statements to the exchange agent in connection with the merger has been determined to be 5:00 p.m., Mountain Time, on July 24, 2014.  Each of the Company and Mountain West will also post the date of the election deadline on its web site.

Cautionary Note Regarding Forward Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about the Company’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements, including the possibility that the merger and the subsequent bank merger may not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all.

All forward-looking statements attributable to the Company’s or the combined company’s or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit 99.1                              Press Release dated July 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

	By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer

Exhibit Index

Exhibit 99.1                              Press Release dated July 7, 2014